                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported February 9, 2001) February
  --------------------------------------------------------------------------
                                   15, 2001
                                   --------

                         FIBERNET TELECOM GROUP, INC.
            (Exact name of registrant as specified in its charter)

           Delaware                     333-7841                13-3859938
   (State or Other Jurisdiction  (Commission File Number)    (I.R.S. Employer
       of Incorporation)                                    Identification No.)

                             570 Lexington Avenue
                           New York, New York 10022

                        (Address of principal executive
                          offices including zip code)

                                (212) 405-6200

                        (Registrant's telephone number,
                             including area code)


                                     N.A.
                                     ----
         (Former name or former address, if changed since last report)
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Item 5. Other Events.

On February 14, 2001, the Company announced it had amended and restated its existing credit agreement with Deutsche Bank AG New York Branch, Deutsche Bank Securities Inc., Deutsche Banc Alex.Brown Inc., Toronto Dominion (USA) Securities Inc. and certain lenders to increase the Company's existing $75 million senior secured credit facility to a $105 million senior secured credit facility (the "Credit Facility"). The Credit Facility consists of a term loan commitment of $65 million and a revolving loan commitment of $40 million. The Credit Facility is secured by the Company's and its subsidiaries' assets, except for the assets pledged in connection with its capital lease obligations, and a pledge of the Company's subsidiaries' stock or membership interest as the case may be. The Credit Facility is guaranteed by the Company and certain of its subsidiaries and contains certain restrictive covenants customary for a financing of this type.

A copy of the Amended and Restated Credit Agreement executed by the Company and Deutsche Bank AG New York Branch, Deutsche Bank Securities Inc., Deutsche Banc Alex.Brown Inc., Toronto Dominion (USA) Securities Inc., First Union Investors, Inc. and certain lenders (the "Credit Agreement"), excluding the schedules and exhibits thereto, is filed herewith as Exhibit 10.1, together with certain other agreements executed in connection with the Credit Agreement (the "Transaction Documents"), filed herewith as Exhibits 4.1 through 4.3 and 10.2 through 10.16. The information contained in the Press Release dated February 14, 2001, which is filed herewith as Exhibit 99.1, the Credit Agreement and the Transaction Documents are incorporated herein by reference and the foregoing description of such documents and the transactions contemplated thereby are qualified in their entirety by reference to such exhibits.


Item 7. Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.     Description

4.1 Third Limited Waiver and Agreement, dated February 9, 2001, between FiberNet Telecom Group, Inc., Deutsche Banc Alex.Brown Inc., Deutsche Bank Securities Inc. and Toronto Dominion (Texas), Inc.

4.2 Warrant Agreement, dated February 9, 2001, among FiberNet Telecom Group, Inc. and First Chicago Investment Corporation.

4.3 First Limited Waiver and Agreement, dated as of February 9, 2001, among FiberNet Telecom Group, Inc. and First Union Investors, Inc.

10.1 Amended and Restated Credit Agreement, dated February 9, 2001, among FiberNet Operations, Inc., Devnet L.L.C., Deutsche Bank AG New York Branch, First Union Investors, Inc., Toronto Dominion (USA) Securities Inc., and Deutsche Banc Alex.Brown.

10.2 Amended and Restated FiberNet Security Agreement, dated as of February 9, 2001, between FiberNet Operations, Inc. and Deutsche Bank AG New York Branch.

10.3 Amended and Restated Devnet Security Agreement, dated as of February 9, 2001, between Devnet L.L.C. and Deutsche Bank AG New York Branch.

10.4 Amended and Restated Parent Security Agreement, dated as of February 9, 2001, between FiberNet Telecom Group, Inc. and Deutsche Bank AG New York Branch.

10.5 Amended and Restated Subsidiary Security Agreement (FiberNet Telecom), dated as of February 9, 2001, between FiberNet Telecom, Inc. and Deutsche Bank AG New York Branch.

10.6 Amended and Restated Subsidiary Security Agreement (Equal Access), dated as of February 9, 2001, between FiberNet Equal Access, L.L.C. and Deutsche Bank AG New York Branch.

10.7 Amended and Restated Subsidiary Security Agreement (Local Fiber), dated as of February 9, 2001, between Local Fiber L.L.C. and Deutsche Bank AG New York Branch.

10.8 Amended and Restated Parent Pledge Agreement (Devnet), dated as of February 9, 2001, between FiberNet Telecom Group, Inc. and Deutsche Bank AG New York Branch with respect to 96.386% of the membership interests of Devnet L.L.C.

10.9 Amended and Restated Parent Pledge Agreement (FiberNet Operations), dated as of February 9, 2001, between FiberNet Telecom Group, Inc. and Deutsche Bank AG New York Branch with respect to all of the capital stock of FiberNet Operations, Inc.

10.10 Amended and Restated Pledge Agreement (FiberNet Telecom/Devnet), dated as of February 9, 2001, between FiberNet Operations, Inc. and Deutsche Bank AG New York Branch with respect to 3.614% of the membership interests of Devnet L.L.C. and all of the capital stock of FiberNet Telecom, Inc.

10.11 Amended and Restated FiberNet Telecom Pledge Agreement (Equal Access), dated as of February 9, 2001, between FiberNet Telecom, Inc. and the Administrative Agreement with respect to all of the membership interests of FiberNet Equal Access, L.L.C.

10.12 Amended and Restated FiberNet Telecom Pledge Agreement (Local Fiber), dated as of February 9, 2001, between FiberNet Telecom, Inc. and Deutsche Bank AG New York Branch with respect to all of the membership interests of Local Fiber L.L.C.

10.13 Amended and Restated Parent Guaranty Agreement, dated as of February 9, 2001, executed and delivered by FiberNet Telecom Group, Inc. to Deutsche Bank AG New York Branch.

10.14 Amended and Restated Subsidiary Guaranty Agreement (FiberNet Telecom), dated as of February 9, 2001, executed and delivered by FiberNet Telecom, Inc. to Deutsche Bank AG New York Branch.
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10.15  Amended and Restated Subsidiary Guaranty Agreement (Equal Access), dated as of February 9, 2001, executed and delivered by FiberNet Equal Access, L.L.C. to Deutsche Bank AG New York Branch.

10.16 Amended and Restated Subsidiary Guaranty Agreement (Local Fiber), dated as of February 9, 2001, executed and delivered by Local Fiber L.L.C. to Deutsche Bank AG New York Branch.

99.1   Press Release dated February 14, 2001.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FIBERNET TELECOM GROUP, INC.
                                       (Registrant)

Dated  February 15, 2001               By: /s/ Michael S. Liss
       -----------------                   ----------------------------
                                           Michael S. Liss
                                           President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.     Description

4.1 Third Limited Waiver and Agreement, dated February 9, 2001, between FiberNet Telecom Group, Inc., Deutsche Banc Alex.Brown Inc., Deutsche Bank Securities Inc. and Toronto Dominion (Texas), Inc.

4.2 Warrant Agreement, dated February 9, 2001, among FiberNet Telecom Group, Inc. and First Chicago Investment Corporation.

4.3 First Limited Waiver and Agreement, dated as of February 9, 2001, among FiberNet Telecom Group, Inc. and First Union Investors, Inc.

10.1 Amended and Restated Credit Agreement, dated February 9, 2001, among FiberNet Operations, Inc., Devnet L.L.C., Deutsche Bank AG New York Branch, First Union Investors, Inc., Toronto Dominion (USA) Securities Inc., and Deutsche Banc Alex.Brown.

10.2 Amended and Restated FiberNet Security Agreement, dated as of February 9, 2001, between FiberNet Operations, Inc. and Deutsche Bank AG New York Branch.

10.3 Amended and Restated Devnet Security Agreement, dated as of February 9, 2001, between Devnet L.L.C. and Deutsche Bank AG New York Branch.

10.4 Amended and Restated Parent Security Agreement, dated as of February 9, 2001, between FiberNet Telecom Group, Inc. and Deutsche Bank AG New York Branch.

10.5 Amended and Restated Subsidiary Security Agreement (FiberNet Telecom), dated as of February 9, 2001, between FiberNet Telecom, Inc. and Deutsche Bank AG New York Branch.

10.6 Amended and Restated Subsidiary Security Agreement (Equal Access), dated as of February 9, 2001, between FiberNet Equal Access, L.L.C. and Deutsche Bank AG New York Branch.

10.7 Amended and Restated Subsidiary Security Agreement (Local Fiber), dated as of February 9, 2001, between Local Fiber L.L.C. and Deutsche Bank AG New York Branch.

10.8 Amended and Restated Parent Pledge Agreement (Devnet), dated as of February 9, 2001, between FiberNet Telecom Group, Inc. and Deutsche Bank AG New York Branch with respect to 96.386% of the membership interests of Devnet L.L.C.

10.9 Amended and Restated Parent Pledge Agreement (FiberNet Operations), dated as of February 9, 2001, between FiberNet Telecom Group, Inc. and Deutsche Bank AG New York Branch with respect to all of the capital stock of FiberNet Operations, Inc.

10.10 Amended and Restated Pledge Agreement (FiberNet Telecom/Devnet), dated as of February 9, 2001, between FiberNet Operations, Inc. and Deutsche Bank AG New York Branch with respect to 3.614% of the membership interests of Devnet L.L.C. and all of the capital stock of FiberNet Telecom, Inc.

10.11 Amended and Restated FiberNet Telecom Pledge Agreement (Equal Access), dated as of February 9, 2001, between FiberNet Telecom, Inc. and the Administrative Agreement with respect to all of the membership interests of FiberNet Equal Access, L.L.C.

10.12 Amended and Restated FiberNet Telecom Pledge Agreement (Local Fiber), dated as of February 9, 2001, between FiberNet Telecom, Inc. and Deutsche Bank AG New York Branch with respect to all of the membership interests of Local Fiber L.L.C.

10.13 Amended and Restated Parent Guaranty Agreement, dated as of February 9, 2001, executed and delivered by FiberNet Telecom Group, Inc. to Deutsche Bank AG New York Branch.

10.14 Amended and Restated Subsidiary Guaranty Agreement (FiberNet Telecom), dated as of February 9, 2001, executed and delivered by FiberNet Telecom, Inc. to Deutsche Bank AG New York Branch.

10.15 Amended and Restated Subsidiary Guaranty Agreement (Equal Access), dated as of February 9, 2001, executed and delivered by FiberNet Equal Access, L.L.C. to Deutsche Bank AG New York Branch.

10.16 Amended and Restated Subsidiary Guaranty Agreement (Local Fiber), dated as of February 9, 2001, executed and delivered by Local Fiber L.L.C. to Deutsche Bank AG New York Branch.

99.1   Press Release dated February 14, 2001.